Exhibit  10.1  Employment  Agreement



                                  GRAHAM PAXTON
                              EMPLOYMENT AGREEMENT
                              --------------------


     EMPLOYMENT  AGREEMENT (the "Agreement"), dated as of March __, 2002, by and
                                 ----------
between  International  Wireless,  Inc., a Maryland corporation ("Company"), and
                                                                  -------
Graham  Paxton  ("Executive").
                  ---------

     WHEREAS, Company desires to employ Executive as the President and Chief Executive Officer of Company, and Executive desires to be so employed by Company, on the terms and conditions herein provided.

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

     1.   Employment.
          ----------

          (a)     General.  During  the  Term  of  this Agreement, as defined in
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Section  2  hereof,  Company  shall employ Executive, and Executive shall render services to Company as President and Chief Executive Officer of the Company upon
the terms and conditions herein contained.   Executive shall have such duties as
are consistent with the positions of President and Chief Executive Officer. Executive also shall serve as a member of the Board of Directors (the "Board" of
                                                                       -----
the Company during the Term. Executive shall devote his best efforts to the performance of his duties under this Agreement and shall perform them faithfully, diligently and competently. The Executive represents and warrants that neither the execution by him of this Agreement nor the performance by him of his duties and obligations hereunder will violate any agreement to which he is a party or by which he is bound.

          (b)     Exclusive  Services.  During  the  Term,  the  Executive shall
                  -------------------
devote his full-time working hours to his duties hereunder. The Executive shall not render services to any other person or organization for which he receives compensation without the consent of the Board of Directors of Company or otherwise engage in activities which would interfere significantly with his faithful performance of his duties hereunder. Notwithstanding the foregoing, the Executive may provide services to Siemens Information & Communications Mobile, LLC in accordance with the terms of the Separation Agreement and General Release, dated March 11, 2002.

     2.   Term  of  Employment.
          --------------------

          (a)     Initial  Term.  Unless  earlier terminated as provided in this
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Agreement,  the  term  of  Executive's  employment  under  this  Agreement shall commence  on  May  1,  2002  (the "Effective Date") and continue until three (3)
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years  from  the  date  hereof.

          (b)     Extension  Period.  The  term  of  the  Executive's employment
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under this Agreement may be extended for a period of three years (the "Extension
                                                                       ---------
Period") by notice of approval from the Board to the Executive at least 180 days
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prior  to  the  expiration  of  the  Initial  Term  (the period during which the
Executive is employed pursuant to this Agreement, including any Extension Period in accordance with this Section 2(b), shall be referred to as the "Term").
                                                                         -----

     3.   Compensation.
          ------------

          (a)     Base  Salary.   Subject  to  Section 3(b) below, Company shall
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pay  to  Executive  throughout  the  Term  an annual salary (the "Base Salary"),
                                                                  ------------
payable in accordance with the Company's customary policies. The Base Salary shall be at the rate of (i) $241,600 per year for the first year of the Term, provided, however, in the event, Company and/or its subsidiaries shall obtain
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funding,  through  one  or  more  placements  of  either  debt  or  equity  or a combination thereof, in an aggregate amount of $4,500,000 during the first year of the Term, Executive's Base Salary shall be increased to $291,600, effective as of the date of such funding ; (ii) $316,600 per year for the second year of the Term; and (iii) $341,600 per year for the third year of the Term.
Commencing the Extension Period, and annually on each anniversary thereafter, the Base Salary shall be increased by the same percentage by which the regional consumer price index as of April immediately preceding such anniversary date shall have increased over such consumer price index as of April of the prior year. Regional consumer price index shall mean the index as determined by the United States Department of Labor for the Boston area based upon the index for all urban consumers.

          (b)     Discretionary  Bonus.    In  addition  to  the  Base  Salary,
                  --------------------
Company  shall  pay  to Executive a discretionary bonus ("Discretionary Bonus"),
                                                          -------------------
payable annually during each year of the term, at the sole and exclusive discretion of the Company.

          (c)     Incentive  Compensation.  Company  hereby  grants to Executive
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the  option  to  purchase all or any part of an aggregate of 1,500,000 shares of its Common Stock (the "Option") in accordance with the terms of the Stock Option
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Agreement  attached  hereto.  The  Option  shall  contain  a  cashless  exercise provision  and  shall  vest  during  the  Term in accordance with the following:

               (i) 250,000 shares having an exercise price of $1.05 per share shall vest immediately as of the Effective Date;

               (ii) 250,000 shares having an exercise price of $1.05 per share shall vest upon the Company and/or its subsidiaries having received cumulative aggregate orders for goods and services of $5,000,000 from the Effective Date;

               (iii) 250,000 shares having an exercise price of $1.05 per share shall vest upon the Company and/or its subsidiaries having received cumulative aggregate orders for goods and services of $10,000,000 from the Effective Date;

               (iv) 250,000 shares having an exercise price of $2.25 per share shall vest upon the Company and/or its subsidiaries having received cumulative aggregate orders for goods and services of $25,000,000 from the Effective Date;

               (v) 250,000 shares having an exercise price of $2.25 per share shall vest upon the Company and/or its subsidiaries having received


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cumulative  aggregate  orders  for  goods  and  services of $50,000,000 from the
Effective  Date;  and

               (vi) 250,000 shares having an exercise price of $2.25 per share shall vest upon the Company and/or its subsidiaries obtaining funding, through one or more placements of either debt or equity or a combination thereof, in an aggregate amount of $4,500,000 during the Term.

     4.   Benefits.
          --------

          (a)     General  Fringe  Benefits.  Executive  shall  be  entitled  to
                  -------------------------
participate in the life, hospitalization, health, accident and disability insurance plans, health programs, pension plans, and other benefit and compensation plans generally available to senior executives of Company from time to time. In addition, Company, at its sole expense, shall provide Executive with life insurance coverage (the beneficiary to be designated by Executive) in an amount not less than twice the then effective Base Salary.

          (b)     Reimbursements.    Company  shall  pay  or reimburse Executive
                  --------------
for all reasonable expenses incurred by Executive during the Term in the performance of Executive's duties to Company upon presentation by Executive of expense statements or vouchers and shall provide Executive with a credit card for reasonable business expenses, in accordance with Company practices.

          (c)     Intentionally  Omitted.
                  ----------------------

          (d)      Vacation.   Executive  shall  be  entitled  to  three  weeks
                   --------
paid vacation each year during the Term, as well as paid holidays, in accordance with the applicable policies of Company.

          (e)     Relocation  Expense.  Company shall pay or reimburse Executive
                  -------------------
for  all  reasonable  relocation  expenses  to  the  Greater  Boston  area.

          (f)     Equipment;  Cellular  Telephone.  Company  shall  reimburse
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Executive  for the cost to purchase from Executive's prior employer the computer equipment Executive is presently using and shall provide Executive with a cellular telephone.

          (g)     Immigration.  Company  shall assist with all matters necessary
                  -----------
and pay or reimburse Executive for any and all reasonable expenses, including reasonable attorneys fees, relating to Executive's application for immigration status with the United States Immigration and Naturalization Service.

     5.   Termination  of  Employment.
          ---------------------------

          (a)     Death.  Executive's employment shall terminate upon his death,
                  -----
and in such event, the estate or other legal representative of Executive shall be entitled to receive all compensation, Discretionary Bonus, and any Options which have been granted to the Executive (the vesting date of which shall accelerate as of the date of death) and benefits that are accrued and unpaid as of the date of death.

          (b)     Termination  by  Company.   Executive's  employment  may  be
                  ------------------------
terminated  at  the  option of Company by notice to Executive (i) as a result of

Executive's disability as provided in section 5(b)(i) hereof, or (ii) for "cause" as defined and provided in section 5(b)(ii) hereof.

               (i)     Disability.  As  used  in  this  Agreement,  the  term
                       ----------
"Disability" shall mean a physical or mental disability or incapacity, whether total or partial, of Executive that, in the good faith determination of Company's Board or based upon reasonably competent medical advice, has prevented him from performing substantially all of his duties under this Agreement for a period of 120 days during any twelve month period. If Company shall terminate Executive's employment pursuant to this section 5(b)(i), Executive shall be entitled to continue to receive forty percent (40%) his Base Salary (it being understood by the parties that the Company's disability insurance benefit provides for payment of 60% of the Executive's Base Salary for the remainder of his life) for a period of one (1) year from the date of termination (but not exceeding the balance of the Term), as well as (A) all compensation, Discretionary Bonus and benefits that are accrued and unpaid as of the date of disability; and (B) any Options which have been granted to Executive, the vesting date of which shall accelerate as of the date of termination.

               (ii)     Discharge  for  "Cause".  If  Executive (A) neglects his
                        -----------------------
duties hereunder in a material manner and such neglect shall not be discontinued within five (5) business days after written notice to Executive thereof; (B) is convicted of a felony or other crime involving fraud, moral turpitude or material loss to Company; (C) materially breaches his affirmative or negative covenants or undertakings hereunder and such breach shall not be remedied within five (5) business days after written notice to Executive thereof; or (D) in bad faith, commits any act or omits to take any action, to the material detriment of Company; then Company may at any time by notice terminate Executive's employment hereunder for "cause"; and Executive shall have no right to receive any compensation or benefit from Company hereunder on and after the effective date of such notice, except for (x) compensation, Discretionary Bonus and benefits that are accrued and unpaid as of the date of termination and (y) any Options which have vested as of the date of termination.

          (c)     Termination  by  Executive  for "Good Reason or termination by
                  --------------------------------------------------------------
Company without Cause".  In the event of: (i) a reduction in the nature or scope
----------------------
of Executive's titles, authorities, powers, duties, or responsibilities hereunder; (ii) a sale of all or substantially all of the ownership interests or assets of Company, (iii) a merger or consolidation of Company with any other corporation or entity in which the shareholders of Company own less than 51% of the stock of the controlling or surviving entity following such merger or consolidation; (iv) a "change-in-control" of Company, defined as any person or entity becoming a "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended from time to time) directly or indirectly of securities of Company representing 50% or more of the combined voting power of Company's then outstanding securities; or (vii) Company's materially breaching its affirmative or negative covenants or undertakings hereunder and such breach shall not be remedied within fifteen (15) days after notice to Company thereof (which notice shall be signed by Executive and refer to a specific breach of this Agreement); then Executive may at any time by notice terminate Executive's employment hereunder for "good reason". In the event of such termination or in the event Company shall terminate the Executive's employment without cause, the Company shall pay to Executive (A) his Base Salary through the date of termination, (B) Discretionary Bonus and benefits that are accrued and unpaid as of the date of termination; (C) the additional amounts described in Section 5(e)(iii) hereof; and (D) any Options which have been granted to the Executive, the vesting date of which shall accelerate as of the date of termination.

          (d)     Expiration  of  Term.  Upon  the  expiration  of the Term, and
                  --------------------
provided that (i) neither Executive nor Company shall have terminated Executive's employment hereunder prior thereto, (ii) Executive shall have observed and performed all of his material duties and obligations hereunder, and shall not have been in default of any of his agreements, covenants or representations hereunder, in both instances throughout the Term, and (iii) Executive's employment with Company shall not thereafter be continued, then Company shall pay to Executive the amounts described in Section 5(e)(i) and (ii) hereof.

          (e)     Termination  Benefits.
                  ---------------------

               (i) Upon the expiration of the Term or the termination of Executive's employment for any reason hereunder, the rights and benefits of Executive under Company's employee benefit plans and programs shall be determined in accordance with the provisions of such plans and programs.

               (ii) Upon the expiration of the Term, Company shall pay to Executive, in addition to any and all amounts which may otherwise be due to Executive hereunder, either, at the option of the Executive, (A) an amount equal to one (1) times Executive's then annual Base Salary, payable in equal monthly installments, on the first of each month, for a period of twelve (12) months, or
(B) such number of shares of Common Stock of the Company equal to the quotient of (x) Executive's then annual Base Salary divided by (y) the average closing price of the Company's Common Stock for the three (3) consecutive trading days immediately preceding such expiration date. Shares issued to Executive pursuant to this Section 5(e)(ii) shall be delivered within five (5) days of the expiration date of the Term. No fractional shares of Common Stock shall be issued under this Section 5(e)(ii); instead the Company shall round such fraction of a share of Common Stock up or down to the nearest whole number.

               (iii) Upon the termination of Executive's employment during the Term by Company other than for Executive's death, "cause" or "disability", or upon the termination of Executive's employment by Executive with "good reason", Company shall pay to Executive, in addition to any and all amounts which may otherwise be due to Executive hereunder, either, at the option of the Executive, (A) an amount equal to one and one half (1.5) times Executive's then annual Base Salary, or (B) such number of shares of Common Stock of the Company equal to the quotient of (x) one and one half (1.5) times Executive's then annual Base Salary divided by (y) the average closing price of the Company's Common Stock for the three (3) consecutive trading days immediately preceding such termination date; provided, in the event the aggregate amount of current
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assets of the Company and its subsidiaries as of the date of termination is less than $1,000,000, Company shall pay to Executive, in addition to any and all amounts which may otherwise be due to Executive hereunder, either, at the option of the Company, (A) an amount equal to one and one half (1.5) times Executive's then annual Base Salary, or (B) (a) an amount equal to three quarters (0.75) times Executive's then annual Base Salary and (b) such number of shares of Common Stock of the Company equal to the quotient of (x) three quarters (0.75) times Executive's then annual Base Salary divided by (y) the average closing price of the Company's Common Stock for the three (3) consecutive trading days immediately preceding such termination date. Any cash payments to Executive under this Section 5(e)(iii) shall be made within ninety (90) days of the termination date. Shares issued to Executive pursuant to this Section 5(e)(iii) shall be delivered within five (5) days of the termination date. No fractional shares of Common Stock shall be issued under this Section 5(e)(iii); instead the Company shall round such fraction of a share of Common Stock up or down to the nearest whole number.

     6.   Prohibited  Activities.
          ----------------------

          (a)     Non-Compete  Period.  For  the purposes of this Agreement, the
                  -------------------
term  "Non-Compete Period" shall mean the Term, and if Executive's employment is
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terminated  by  Company  for  "cause", by Executive without "good reason", or so long as Company pays Executive the termination benefit specified in paragraph 5(e)(ii) above, an additional period of six (6) months from and after the date of termination.

          (b)     Non-competition.  During  the  Non-Compete  Period,  Executive
                  ---------------
shall not directly or indirectly compete with, be engaged in the business of, be employed by, act as a consultant to, or be a director, officer, employee, owner or partner of, any person or entity which is engaged in the primary business of the Company at such time and in the territories served by the Company in such business during the Non-Compete Period, provided, however, the Executive may
                                            --------  -------
acquire or otherwise be the holder of up to 4.99% of any class of securities of any such enterprise.

          (c)     Solicitation  of  Employees.  During  the  Non-Compete Period,
                  ---------------------------
Executive shall not directly or indirectly employ, or solicit to leave Company's employ, or solicit to join the employ of another person or entity (including any such person or entity owned or controlled, directly or indirectly, by Executive) any employee of Company or any person who has been such an employee during the twelve months preceding Executive's date of termination.

          (d)     Confidential  Information.  During and at all times subsequent
                  -------------------------
to the Term, Executive shall keep secret and shall not exploit or disclose or make accessible to any person or entity, except in furtherance of the business of Company, and except as may be required by law or legal process, any confidential business information of any type that was acquired or developed by either Company or any of its subsidiaries or affiliates, or Executive, prior to or during the Term. In addition, the term "confidential business information" shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by Executive; or (ii) was available to Executive prior to any employment by Company as a result of his general business experience.

          (e)     Divisibility.  The  provisions  contained in this Section 6 as
                  ------------
to the time period and scope of activities restricted shall be deemed divisible, so that if any provision contained in this section is determined to be invalid or unenforceable, that provision shall be deemed modified so as to be valid and enforceable to the full extent lawfully permitted.

          (f)     Relief.  Executive  acknowledges  that  the provisions of this
                  ------
section  are  reasonable  and  necessary  for the protection of Company and that

Company will be irreparably damaged if such covenants are not specifically enforced. Accordingly, it is agreed that Company will be entitled to injunctive relief for the purpose of restraining Executive from violating such covenants (and no bond or other security shall be required in connection therewith), in addition to any other relief to which Company may be entitled.

     7.     Work  for  Hire.
            ---------------

          Any and all formulations, devices, materials, technology or other inventions (collectively "Inventions") made, developed or created by Executive
                            ----------
(whether at the request or suggestion of Company or otherwise, whether alone or in conjunction with others, and whether during regular hours of work or otherwise) during the Term, will be promptly and fully disclosed by Executive to Company and shall be Company's exclusive property. Executive will promptly deliver to Company all papers, drawings, models, data and other material relating to any Invention made, developed or created by him as aforesaid. Executive acknowledges that any Inventions developed, made, or created by Executive during the Term shall be deemed "Works for Hire" and that Company shall have the exclusive right to copyright, patent or otherwise protect such Inventions.

          Executive agrees to assign to Company its successors, legal representatives and assigns all rights, including patent rights, in and to any such Inventions and further agrees to cooperate with Company if Company pursues patent protection for such Inventions. Specifically, and without limitation, Executive agrees to communicate to Company any facts known to Executive respecting said Invention, to sign all lawful papers, to execute all divisional, continuing and reissue applications, to make all declarations and to generally do everything possible to assist Company to obtain and to enforce patent rights for said Invention in the United States and abroad.

     8.   Registration  Statement.
          -----------------------

          (a)     Demand  Registration.  Upon  receipt of a written request from
                  --------------------
Executive, Company shall prepare, as soon as practicable, but in no event later than ninety (90) days of receipt of such request, file with the Securities and Exchange Commission (the "SEC") a registration statement ("Registration
                             ---                                  ------------
Statement")  under  the  Securities Act of 1933, as amended (the "1933 Act"), on
---------                                                         --------
Form S-3 covering all of the shares of Common Stock of the Company issuable to the Executive pursuant to Section 3(e), Section 5(e)(ii) and Section 5(e)(iii) above (the "Registrable Securities"). In the event that Form S-3 is unavailable
            -----------------------
for such a registration, the Company shall use such other form as is available for such a registration. The Company shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable.

          (b)     Related  Obligations.  Company  shall  keep  the  Registration
                  --------------------
Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which Executive or his assignee may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144, Rule 145 or any other available exemption, each promulgated under the 1933 Act (or successor thereto) or any other available exemption or (ii) the date on which Executive or his assignee shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"),
                                                          -------------------
which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), to the knowledge of Company, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          Company  also  shall  prepare  and  file  with the SEC such amendments
(including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), Company shall have
                                              ----------
incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c)     Expenses.  All  reasonable  expenses,  other than underwriting
                  --------
discounts, commissions and transfer taxes incurred in connection with registrations, filings or qualifications pursuant to this Section 8, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees shall be paid by Company.

     9.   Indemnification.
          ---------------

          (a) Company agrees that if Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the
                                                  ----------
fact that he is or was a director, officer or employee of the Company or is or was serving at the request of Company as a director, officer, member, employee or agent of another corporation, limited liability corporation, partnership, joint venture, trust or other enterprises, including services with respect to employee benefit plans, the Executive shall be indemnified and held harmless by Company to the fullest extent legally permitted or authorized by Company's certificate of incorporation or bylaws or resolutions of the Company's Board or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgements, fines, ERISA excise taxes or other liabilities or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Executive in connection therewith, and not otherwise received by him from another sources, such as insurance, and such indemnification shall continue as to Executive even if he has ceased to be a director, member, employee or agent of Company or other entity and shall inure to the benefit of Executive's heirs and legal representatives. Company shall advance to Executive all costs and expenses incurred by him in connection with a Proceeding within 20 calendar days after receipt by the Company of a written request for such advance. Such request


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shall include an undertaking by Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses; provided that the amount of such obligations to repay shall be limited to the after-tax amount of any such advance except to the extent Executive is able to offset such taxes incurred on the advance by the tax benefit, if any, attributable to a deduction for the repayment.

          (b) Neither the failure of Company (including its Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by Executive under Section 9(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by Company (including its Board, independent legal counsel or stockholders) that Executive has not met such applicable standard of conduct, shall create a presumption that Executive has not met the applicable standard of conduct.

          (c) Company agrees to continue and maintain a directors' and officers' liability insurance policy covering the Executive with terms and conditions no less favorable than the most favorable coverage then applying to any other present or former director or officer of Company, both during the Term and for six years thereafter.

     10.  Miscellaneous.
          -------------

          (a)     Survival.  The  covenants  and  agreements  set  forth in this
                  --------
Agreement shall survive Executive's termination of employment, irrespective of any investigation made by or on behalf of any party.

          (b)     Headings.  The  section  headings  of  this  Agreement are for
                  --------
reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

          (c)     Assignment.  This  Agreement  shall  not  be  assignable  by
                  ----------
Executive  without  the  prior  written  consent  of Company; provided, however,
                                                              --------  -------
Executive may assign the registration rights under Section 8 to any transferee of any Options or Registrable Securities, and shall inure to the benefit of and be binding upon Executive and his legal representatives.

          (4)     Territory.  Executive  shall  not be required to relocate or
                  ---------
render services hereunder in any geographic area beyond a radius of thirty-five
(35) miles from Woburn, Massachusetts; provided, however, that Executive may be
                                       --------  -------
required to travel for business purposes from time to time, subject to Executive's reasonable approval.

          (e)     Governing  Law.  This  Agreement  shall  be  governed  by  and
                  --------------
construed in accordance with the law of the Commonwealth of Massachusetts applicable to agreements made and to be performed in that Commonwealth, without reference to its principles of conflicts of law.

          (f)     Notices.  All  notices,  requests,  demands  and  other
                  -------
communications (collectively, "Notices") that are required or may be given under
                               --------
this Agreement, shall be in writing, signed by the party or the attorney for that party. All Notices shall, except as otherwise specifically provided herein to the contrary, be deemed to have been duly given or made: if by hand, immediately upon delivery; if by telecopier or similar device, immediately upon sending, provided notice is sent on a business day during the hours of 9:00 a.m. and 6:00 p.m. E.S.T., but if not, then immediately upon the beginning of the first business day after being sent; if by Federal Express, Express Mail or any other overnight delivery service, one day after being placed in the exclusive custody and control of said courier; and if mailed by certified mail, return receipt requested, five (5) business days after mailing. All notices are to be given or made to the parties at the following addresses (or to such other address as either party may designate by notice in accordance with the provisions of this section):

          If  to  Company  at:

               International  Wireless,  Inc.
               120  Presidential  Way,  Suite  310
               Woburn,  MA  01810
               Telephone:  (781)  939-7252
               Facsimile:  (781)  939-7253

          If  to  Executive  at:

               Graham  Paxton
               5501  North  Military  Trail
               Apt  114
               Boca  Raton,  FL  33496

          (g)     Enforceability.  If any provision of this Agreement is invalid
                  --------------
or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

          (h)     Waiver.  The failure of a party to this Agreement to insist on
                  ------
any occasion upon strict adherence to any term of this Agreement shall not be considered to be a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

          (i)     Complete  Agreement.  This  Agreement  supersedes any prior or
                  -------------------
contemporaneous agreements between the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter, and cannot be changed or terminated orally.

          IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the date first above written.


                                          INTERNATIONAL  WIRELESS,  INC.


                                          By: /s/ Michael Dewar
                                              ----------------------------------
                                          Its: COO
                                              ----------------------------------



                                          /s/  Graham Paxton
                                          --------------------------------------
                                          Graham  Paxton
                                          Executive